INVESTOR PRESENTATION June 2016 Simple Platform. Trophy Assets. Opportunistic Investments. Exhibit 99.1

Forward-Looking Statements
Cautionary Note Regarding Forward-Looking Statements
Additional Information about the Proposed Transactions and Where to Find It
This document may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cousins Properties Incorporated (“Cousins”)
and Parkway Properties, Inc. (“Parkway”) operate and beliefs of and assumptions made by Cousins management and Parkway management, involve uncertainties that could significantly affect the financial or operating results of
Cousins, Parkway, the combined company or any company spun-off by the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Cousins and
Parkway, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to tenants, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; risks associated with the ability to consummate the proposed spin-off of a company holding the Houston assets of Cousins and Parkway (“New Parkway”) and the timing of the closing of the proposed spin-off; risks associated with the ability to list the common stock of New Parkway on the New York Stock
Exchange following the proposed spin-off; risks associated with the ability to consummate certain asset sales contemplated by Parkway and the timing of the closing of such proposed asset sales; risks associated with the ability to consummate the proposed reorganization of certain assets and liabilities of Cousins and Parkway, including the contemplated structuring of Cousins and New Parkway as “UPREITs” following the consummation of the proposed transactions; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the proposed transactions; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of such indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees;
the ability to realize anticipated benefits and synergies of the proposed transactions; the potential liability for a failure to meet regulatory requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Cousins, Parkway or New Parkway; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with tenants, employees, customers and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against Cousins, Parkway or any company spun-off by the combined company; significant costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial market, insurance rates and interest rates; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Cousins and Parkway. Cousins and Parkway do not intend, and undertake no obligation, to update any forward-looking statement.
In connection with the proposed transactions, Cousins has filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of Cousins and Parkway that also constitutes a prospectus of
Cousins. Investors and security holders are urged to read the preliminary joint proxy statement/prospectus and other relevant documents filed with the SEC, when they become available (including the definitive joint proxy statement/prospectus), because they contain important information about the proposed transactions. Investors and security holders may obtain free copies of these documents, and other documents filed with the SEC, at
www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Cousins by contacting Cousins Investor Relations at (404) 407-1898. Investors and security holders may obtain free copies of the documents filed with the SEC by Parkway by contacting Parkway Investor Relations at (407) 650-0593.
Cousins and Parkway and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about Cousins’ directors and executive officers is available in Cousins’ proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 22, 2016. Information about directors and executive officers of Parkway is available in the proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 28, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the merger when they become available (including the definitive joint proxy statement/prospectus). Investors should read the definitive joint proxy statement/prospectus carefully before making any voting or investment decisions when it becomes available. You may obtain free copies of these documents from Cousins or Parkway using the sources indicated above. This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cousins Overview Post-Transactions
Class
A
Office
Portfolio
»
41
first
class
assets
»
15.8
million
rentable
square
feet
2
»
81%
urban
2
»
Average 450,000 square feet per asset
»
Average
year built 1996
»
Average
in-place
cash
rent
per
square
foot
$30.78
3
»
91% leased
»
Undepreciated
book
value
~$4.8
billion
4
High Growth Sunbelt Markets
»
Atlanta
»
Austin
»
Charlotte
»
Orlando
»
Phoenix
»
Tampa
Strong, simple balance sheet
»
~5.2x
net
debt/EBITDA
5
»
Among best in the office REIT industry
Value
Creation
Expertise
6
»
$367
million
development
pipeline
»
Office
portion
74%
leased
Source: Derived from Q1 2016 Cousins and Parkway filings.
1.
Represents the combined categories of Cousins and Parkway as reported in 31-Mar-2016 company filings adjusted for the spin-off of New Parkway, actual asset sales in 2016 and planned asset sales in 2016.
Includes Cousins mixed-use assets; excludes Cousins assets under construction.
2.
Includes pro rata share of JV rentable square footage as of 31-Mar-2016. % Urban is based on pro rata
GAAP NOI.
3.
Reflects contractual rent, includes pro rata share of JV.
4.
Represents the combined undepreciated book value of Cousins and Parkway derived from 31-Dec-2015 company filings adjusted for the Houston spin-off, 2016 actual sales and 2016 projected sales.
Undepreciated book value represents total assets in accordance with GAAP plus accumulated depreciation of real estate assets and accumulated depreciation of intangible assets.
5.
Represents management’s estimate of leverage and latest quarter annualized EBITDA as of 31-Dec-2016
6.
As reported in Cousins 31-Mar-2016 filings. Also includes Dimensional Fund Advisors build-to-suit.
7.
Geographic breakdown per 1Q 2016 GAAP NOI, includes pro rata share of JVs.
Market Concentration
7
1
Atlanta
47%
Charlotte
17%
Austin
15%
Tampa
9%
Phoenix
6%
Orlando
5%
Miami
1%
1

Cousins Strategic Objectives
Assemble trophy office portfolio in high growth Sun Belt markets
Post
Transactions:
15.8
mm
square
feet
1
of
Class
A
office
towers
in
high
growth
urban Sun Belt markets
Achieve compelling critical mass in leading urban submarkets
Post
Transactions:
#1
Class
A
office
owner
2
in
four
of
the
strongest
urban
submarkets in the Sun Belt
Command premium rents in our markets
Post
Transactions:
Cousins
assets
command
20%
-
56%
premium
3
in
their
respective markets
Secure a diversified customer base with limited near-term lease expirations
Post Transactions: No single industry represents more than 20% of our customer base
4
and
our
weighted
average
lease
term
is
~6.5
years
5
.
Maintain a conservative balance sheet positioned for growth
Post Transactions: Increased scale, simple capital structure and industry leading leverage
1.
Source: Derived from Q1 2016 Cousins and Parkway filings. Represents the combined categories of Cousins and Parkway as reported in 31-Mar-2016 company filings adjusted for the spin-off of New Parkway, actual asset sales in 2016 and planned asset sales in 2016. Includes pro rata share of JV rentable square footage as of 31-Mar-2016. Includes Cousins mixed-use assets; excludes Cousins assets under construction.
2.
Source: CoStar. Based on 100% of building square footage. Does not include owner occupied buildings Represents management’s estimate of leverage and latest quarter annualized EBITDA as of 31-Mar-2016
3.
Source: CoStar 1Q 2016 Market Reports. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents.
4.
See slide 9 for source and data.
5.
See slide 10 for source and data.

Assemble Trophy Office Portfolio in High Growth Sun Belt Markets
Source: Q1 2016 Cousins and Parkway filings.
Promenade / Atlanta, GA
777,000 Sq. Ft.;
93% Leased
Terminus / Atlanta, GA
1,225,000 Sq. Ft.; 92% Leased
Fifth Third Center /
Charlotte, NC
698,000 Sq. Ft.;
96% Leased
Hayden Ferry Lakeside / Phoenix, AZ
788,000 Sq. Ft.; 93% Leased
San Jacinto Plaza / Austin, TX
406,000 Sq. Ft.; 99% Leased
One Buckhead Plaza /
Atlanta, GA
464,000 Sq. Ft.; 95% Leased
Colorado Tower /
Austin, TX
373,000 Sq. Ft.;
100% Leased

Assemble Trophy Office Portfolio in High Growth Sun Belt Markets

Source: Q1 2016 Cousins and Parkway filings. Includes recently announced leasing at 191 Peachtree.
816 Congress / Austin, TX
435,000 Sq. Ft.;
99% Leased
3344 Peachtree / Atlanta, GA
485,000 Sq. Ft.; 98% Leased
Bank of America
Center / Orlando, FL
421,000 Sq. Ft.;
90% Leased
Northpark Town Center / Atlanta, GA
1,528,000 Sq. Ft.; 84% Leased
One Congress Plaza /
Austin, TX
515,000 Sq. Ft.;
89% Leased
Hearst Tower / Charlotte, NC
963,000 Sq. Ft.; 98% Leased
191 Peachtree / Atlanta, GA
1,225,000 Sq. Ft.; 92% Leased
Tempe Gateway / Phoenix, AZ
264,000 Sq. Ft.; 99% Leased

Assemble Trophy Office Portfolio in High Growth Sun Belt Markets
Source: Derived from Q1 2016 Cousins and Parkway filings at pro rata share includes mixed-use projects, BLS.gov employment growth as of April 2016, CoStar 1Q 2016 Market Report.
2.9%
3.2%
3.4%
3.6%
4.0%
4.5%
Charlotte
Atlanta
Tampa
Phoenix
Austin
Orlando
Employment Growth
Construction as a % of Total Inventory
US Avg.
1.9%
Phoenix, AZ
Austin, TX
Tampa, FL
Orlando, FL
Atlanta,
GA
Charlotte,
NC
Year-Over-Year
777,000 Sq. Ft.
95% Leased
1,902,000 Sq. Ft.
92% Leased
1,681,000 Sq. Ft.
85% Leased
7,790,000 Sq. Ft.
89% Leased
1,038,000 Sq. Ft.
90% Leased
2,588,000 Sq. Ft.
99% Leased
5
0.1%
0.3%
1.1%
1.5%
2.0%
2.9%
Tampa
Orlando
Atlanta
Phoenix
Austin
Charlotte
% of Inventory Under Construction
10-Year Historical Avg.

Achieve Compelling Critical Mass in Leading Urban Submarkets
Atlanta -
Buckhead
Charlotte -
Uptown
Source: CoStar. Based on 100% of building square footage. Does not include owner occupied buildings.
21%
Market Share
of Class A Office
#1
Class A Office Owner
by Sq. Ft.
20%
Market Share
of Class A Office
#1
Class A Office Owner
by Sq. Ft.

Austin
-
CBD
Phoenix -
Tempe
23%
Market Share
of Class A Office
28%
Market Share
of Class A Office
#1
Class A Office Owner
by Sq. Ft.
#1
Class A Office Owner
by Sq. Ft.
Source: CoStar. Based on 100% of building square footage. Does not include owner occupied buildings.
Achieve Compelling Critical Mass in Leading Urban Submarkets

Austin
Charlotte
Atlanta
Command Premium Rents in Our Markets
Orlando
Phoenix
Tampa
8
Source: CoStar 1Q 2016 Market Reports.
1.
Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents.
56%
Higher
40%
Higher
26%
Higher
23%
Higher
40%
Higher
20%
Higher
Class
A
Asking
Rent
($/Sq.
Ft.
)
1
$23.03
$25.30
$27.53
Orlando
CBD
Cousins
CBD
$27.18
$29.94
$37.99
Phoenix
Tempe
Cousins
Tempe
$25.62
$28.47
$31.39
Tampa Bay
Westshore
Cousins
Westshore
$36.16
$44.01
$50.66
Austin
CBD
Cousins
CBD
$26.52
$29.31
$33.36
Charlotte
Metro
Uptown
Cousins
Uptown
$25.75
$32.97
$40.05
Atlanta
Buckhead
Cousins
Buckhead

Secure a Diversified Customer Base

Source: Q4 2015 Cousins and Parkway filings.
Note: Does not include NCR or Dimensional Fund Advisors developments.
1.
Represents combined customers of Cousins and Parkway as a percentage of annual contractual rent as reported at 31-Dec-2016 adjusted for the spin-off of New Parkway, asset sales in
2016 and planned asset sales in 2016.
Rank
Customer
% of Annual
Base Rent
Leased
Sq. Ft.
1
4.7%
1,210,877
2
2.3%
261,407
3
1.7%
227,592
4
1.5%
198,648
5
1.5%
259,998
6
1.5%
181,323
7
1.4%
167,723
8
1.3%
159,136
9
1.3%
275,160
10
1.3%
139,461
Total
18.4%
3,081,325
Other
17%
Portfolio
Top
Customers
Customers
by
Industry
1
1
Financial
Services
20%
Real
Estate
4%
Marketing &
Media
6%
Technology
8%
Professional
Services
8%
Consumer
Goods &
Services
9%
Healthcare
Services
9%
Legal
Services
19%

3%
7%
8%
9%
7%
14%
13%
39%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
2016
2017
2018
2019
2020
2021
2022
2023 +
Weighted Average Remaining
Lease Term of ~6.5 years
Limited Near-Term Lease Expirations
Expiring % of Total Sq. Ft.
Note:
Information
above
represents
combined
lease
expirations
of
Cousins
and
Parkway
reported
in
Q1
2016
filings
adjusted
for
the
assets
sold
in
2016,
planned
asset
sales
of
Parkway
and
the
New
Parkway
spin-off.
1.
Includes Hayden Ferry III development.

1
1

-
$82MM
$490MM
$146MM
$201MM
$45MM
$107MM
$383MM
2016
2017
2018
2019
2020
2021
2022
2023+
Maintain a Conservative Balance Sheet Positioned for Growth
Near-Term Refinance
Opportunities
Wtd. Avg.
Interest Rate
6
2.2%
3.3%
6.1%
2.8%
6.3%
4.3%
4.2%
Net
Debt
/
EBITDA
Debt
Maturity
Schedule
(mm)
5
= Parkway
= Cousins
1.
HIW / BXP / KRC / SNL Office Index leverage represents net debt divided by latest quarter annualized EBITDA per 1Q 2016 respective company filings.
2.
Represents the combined undepreciated book value of Cousins and Parkway derived from 31-Dec-2015 company filings adjusted for the Houston spin-off, 2016 actual sales and 2016 projected sales. Undepreciated book value represents total assets in accordance with GAAP plus accumulated depreciation of real estate assets and accumulated depreciation of intangible assets.
3.
Represents management’s estimate of leverage and latest quarter annualized
EBITDA as of 31-Dec-2016.
4.
SNL Office Index is calculated as the weighted average net debt to EBITDA for companies that disclose such metrics in 1Q 2016 company filings.
5.
Represents combined debt of Cousins and Parkway as reported in 1Q 2016 company filings adjusted for the repayment of Parkway term debt, the repayment of debt associated with the assumed asset sales and additional mortgage debt on currently unencumbered properties.
6.
Weighted average interest rate represents existing debt only.
Increased scale
»
~$4.8 billion undepreciated
book
value
»
Improves access to capital
Low leverage
»
~5.2x
net
debt/EBITDA
»
Simple capital structure
»
Among best in the office REIT
industry
Refinance opportunities
»
~$500mm 2017 debt maturities
»
Take advantage of historically
low long-term rates
11
2
3
1
Cousins
at Closing³
BXP
HIW
KRC
SNL Office
Index
4
~5.2x
5.3x
5.4x
6.0x
6.5x

Appendix

Atlanta Snapshot



NORTH FULTON
400
NORTHPARK TOWN CENTER
75
3348 PEACHTREE
85
3350 PEACHTREE
CENTRAL PERIMETER
THE FORUM
400
ONE BUCKHEAD PLAZA
85
BUCKHEAD
3344 PEACHTREE
TWO BUCKHEAD PLAZA
TERMINUS
285
AMERICAN CANCER SOCIETY CENTER
MIDTOWN
285
20
PROMENADE
DOWNTOWN
191 PEACHTREE TOWER
Atlanta
85
20

Office Portfolio Composition[1]

Properties	14
Total Square Feet	7,205,000
% Leased	90%
% Urban	79%
Average Year Built	1994
Average Asking Rent PSF[2]	$30.22

Industry Concentration[3]



Technology 12%
Legal Services 11%
Professional Services 8%
Consumer Goods & Services 8%
Real Estate 7%
Insurance 5%
Other 17%
Financial Services 18%
Healthcare Services 15%

10-Year Class-A Office Trends[4]



20%
15%
10%
5%
0%
-5%
-10%
100%
95%
90%
85%
80%
75%
70%
88%
6.2%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Change in Market Rent (YOY)
Market Occupancy

Source: Derived from Q1 2016 Cousins and Parkway filings.

1. *Represents the combined categories of Cousins and Parkway as reported in 31-Mar-2016 company filings adjusted for the spin-off of New Parkway, actual asset sales in 2016 and planned asset sales in 2016. Excludes Cousins mixed-use assets; excludes Cousins assets under construction. Includes pro rata share of JV rentable square footage as of 31-Mar-2016. % Urban is based on pro rata GAAP NOI.*
2. *Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents.*
3. *Represents combined customers of Cousins and Parkway as a percentage of annual contractual rent as reported at 31-Dec-2015 adjusted for the spin-off of New Parkway, asset sales in 2016 and planned asset sales in 2016.*
4. *Source: Costar*

Austin Snapshot



Enfield Rd
1
Martin Luther King Jr Blvd
816 CONGRESS
W 15th St
W 11th St
W 9th St
W Lynn St
Austin
N Lamar Blvd
Colorado St
Congress Ave
Brazos St
W 6th St
W 5th St
W 3rd St
W 2nd St
W Cesar Chavez St
Colorado River
ONE ELEVEN
35
SAN JACINTO CENTER
COLORADO TOWER
S Lamar Blvd

Office Portfolio Composition[1]

Properties	5
Total Square Feet	1,902,000
% Leased	92%
% Urban	100%
Average Year Built	1993
Average Asking Rent PSF[2]	$49.23

Industry Concentration[3]



Financial Services 17%
Professional Services 10%
Energy 7%
Technology 6%
Government 4%
Consumer Goods & Services 4%
Marketing & Media 3%
Other 9%
Legal Services 39%

10-Year Class-A Office Trends[4]



20%
15%
10%
5%
0%
-5%
-10%
100%
95%
90%
85%
80%
75%
70%
90%
8.8%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Change in Market Rent (YOY)
Market Occupancy

Source: Derived from Q1 2016 Cousins and Parkway filings.

1. *Represents the combined categories of Cousins and Parkway as reported in 31-Mar-2016 company filings adjusted for the spin-off of New Parkway, actual asset sales in 2016 and planned asset sales in 2016. Excludes Cousins mixed-use assets; excludes Cousins assets under construction. Includes pro rata share of JV rentable square footage as of 31-Mar-2016. % Urban is based on pro rata GAAP NOI. Research Park V not included due to no 1Q 2016 GAAP NOI.*
2. *Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents.*
3. *Represents combined customers of Cousins and Parkway as a percentage of annual contractual rent as reported at 31-Dec-2015 adjusted for the spin-off of New Parkway, asset sales in 2016 and planned asset sales in 2016.*
4. *Source: Costar*

Cousins

Charlotte Snapshot



GATEWAY VILLAGE
FIFTH THIRD CENTER
HEARST TOWER
NASCAR PLAZA
Charlotte
N Graham St
W 5th St
W Trade St
N Tryon St
E 11th St
S Cedar St
S Graham St
E 5th St
E Trade St
E 4th St
E Stonewall St
S Caldwell St
S McDowell St
S Tryon St
E Morehead St
Scott Blvd
77
277

Office Portfolio Composition[1]

Properties	4
Total Square Feet	2,588,000
% Leased	99%
% Urban	100%
Average Year Built	2002
Average Asking Rent PSF[2]	$33.36

Industry Concentration[3]



Legal Services 22%
Marketing & Media 16%
Consumer Goods & Services 13%
Professional Services 5%
Energy 1%
Insurance 1%
Government 1%
Other 2%
Financial Services 40%

10-Year Class-A Office Trends[4]



20%
15%
10%
5%
0%
-5%
-10%
100%
95%
90%
85%
80%
75%
70%
91%
9.3%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Change in Market Rent (YOY)
Market Occupancy

Source: Derived from Q1 2016 Cousins and Parkway filings.

1. *Represents the combined categories of Cousins and Parkway as reported in 31-Mar-2016 company filings adjusted for the spin-off of New Parkway, actual asset sales in 2016 and planned asset sales in 2016. Excludes Cousins mixed-use assets; excludes Cousins assets under construction. Includes pro rata share of JV rentable square footage as of 31-Mar-2016. % Urban is based on pro rata GAAP NOI.*
2. *Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents.*
3. *Represents combined customers of Cousins and Parkway as a percentage of annual contractual rent as reported at 31-Dec-2015 adjusted for the spin-off of New Parkway, asset sales in 2016 and planned asset sales in 2016.*
4. *Source: Costar*

Cousins

Orlando Snapshot



ONE ORLANDO CENTRE
BANK OF AMERICA CENTER
CITRUS CENTER
E Marks St
Park Lake St
Park Lake
W Colonial Dr
E Colonial Dr
N Garland Ave
N Orange Ave
N Magnolia Ave
4
E Livingston St
W Livingston St
W Robinson St
E Robinson St
N Orange Blossom Trail
S Westmoreland Dr
S Orange Ave
Lake Eola
W Church St
E Church St
W Jackson St
E Jackson St
W South St
E South St
Orlando
408

Office Portfolio Composition[1]

Properties	3
Total Square Feet	1,038,000
% Leased	90%
% Urban	100%
Average Year Built	1983
Average Asking Rent PSF[2]	$27.53

Industry Concentration[3]



Construction & Design 8%
Government 7%
Non-Profit 4%
Real Estate 3%
Consumer Goods & Services 3%
Other 7%
Financial Services 22%
Professional Services 12%

10-Year Class-A Office Trends[4]



20%
15%
10%
5%
0%
-5%
-10%
100%
95%
90%
85%
80%
75%
70%
87%
4.3%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Change in Market Rent (YOY)
Market Occupancy

Source: Derived from Q1 2016 Cousins and Parkway filings.

1. *Represents the combined categories of Cousins and Parkway as reported in 31-Mar-2016 company filings adjusted for the spin-off of New Parkway, actual asset sales in 2016 and planned asset sales in 2016. Excludes Cousins mixed-use assets; excludes Cousins assets under construction. Includes pro rata share of JV rentable square footage as of 31-Mar-2016. % Urban is based on pro rata GAAP NOI.*
2. *Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents.*
3. *Represents combined customers of Cousins and Parkway as a percentage of annual contractual rent as reported at 31-Dec-2015 adjusted for the spin-off of New Parkway, asset sales in 2016 and planned asset sales in 2016.*
4. *Source: Costar*

Cousins

Phoenix Snapshot



E Van Buren St
N Scottsdale Rd
580
143
202
HAYDEN FERRY LAKESIDE
N Mill Ave
202
Red Mountain Fwy
Salt River
W Rio Salado Pkwy
E Rio Salado Pkwy
U.S. AIRWAYS BUILDING
S Ash Ave
W 3rd St
TEMPE GATEWAY
Tempe
S Mill Ave
101
W University Dr
E University Dr
10

Office Portfolio Composition[1]

Properties	6
Total Square Feet	777,000
% Leased	95%
% Urban	100%
Average Year Built	2008
Average Asking Rent PSF[2]	$37.99

Industry Concentration[3]



Consumer Goods & Services 15%
Marketing & Media 12%
Financial Services 10%
Technology 9%
Professional Services 7%
Construction & Design 3%
Other 3%
Transportation 21%
Insurance 20%

10-Year Class-A Office Trends[4]



20%
15%
10%
5%
0%
-5%
-10%
100%
95%
90%
85%
80%
75%
70%
6.9%
85%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Change in Market Rent (YOY)
Market Occupancy

Source: Derived from Q1 2016 Cousins and Parkway filings.

1. *Represents the combined categories of Cousins and Parkway as reported in 31-Mar-2016 company filings adjusted for the spin-off of New Parkway, actual asset sales in 2016 and planned asset sales in 2016. Excludes Cousins mixed-use assets; excludes Cousins assets under construction. Includes pro rata share of JV rentable square footage as of 31-Mar-2016. % Urban is based on pro rata GAAP NOI.*
2. *Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents.*
3. *Represents combined customers of Cousins and Parkway as a percentage of annual contractual rent as reported at 31-Dec-2015 adjusted for the spin-off of New Parkway, asset sales in 2016 and planned asset sales in 2016.*
4. *Source: Costar*

Cousins

Tampa Snapshot



HARBORVIEW PLAZA
580
W Hillsborough Ave
CORPORATE CENTER III AT INTERNATIONAL PLAZA
576
Tampa International Airport
CORPORATE CENTER II AT INTERNATIONAL PLAZA
589
CORPORATE CENTER IV AT INTERNATIONAL PLAZA
International Plaza and Bay Street
W Courtney Campbell Causeway
George J Bean Pkwy
CORPORATE CENTER I AT INTERNATIONAL PLAZA
W Boy Scout Blvd
W Spruce St
275
Tampa
THE POINTE
589
N Westshore Blvd
N Lois Ave
60
275

Office Portfolio Composition[1]

Properties	6
Total Square Feet	1,681,000
% Leased	85%
% Urban	0%
Average Year Built	1999
Average Asking Rent PSF[2]	$31.39

Industry Concentration[3]



Consumer Goods & Services 13%
Financial Services 14%
Technology 9%
Professional Services 9%
Legal Services 17%
Manufacturing 9%
Healthcare Services 19%
Construction & Design 4%
Other 8%

10-Year Class-A Office Trends[4]



20%
15%
10%
5%
0%
-5%
-10%
100%
95%
90%
85%
80%
75%
70%
90%
4.3%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Change in Market Rent (YOY)
Market Occupancy

Source: Derived from Q1 2016 Cousins and Parkway filings.

1. *Represents the combined categories of Cousins and Parkway as reported in 31-Mar-2016 company filings adjusted for the spin-off of New Parkway, actual asset sales in 2016 and planned asset sales in 2016. Excludes Cousins mixed-use assets; excludes Cousins assets under construction. Includes pro rata share of JV rentable square footage as of 31-Mar-2016. % Urban is based on pro rata GAAP NOI.*
2. *Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents.*
3. *Represents combined customers of Cousins and Parkway as a percentage of annual contractual rent as reported at 31-Dec-2015 adjusted for the spin-off of New Parkway, asset sales in 2016 and planned asset sales in 2016.*
4. *Source: Costar*

Cousins